                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 27, 1998


                      LEXINGTON CORPORATE PROPERTIES TRUST
             (Exact Name of Registrant as specified in its charter)


          Maryland                       1-12386               13-3717318
(State or other jurisdiction        (Commission File          (IRS Employer
      of incorporation)                  Number)           Identification No.)


                 355 Lexington Avenue, New York, New York 10017
               (Address of Principal Executive Offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (212) 692-7260


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 2.  Acquisitions or Disposition of Assets.

Lexington Corporate Properties Trust (the "Company") has acquired 12 properties ("Property Acquisitions") in 1998 comprising approximately 3.6 million square feet of gross leasable area in 9 states. The total acquisition price for these Property Acquisitions is approximately $199.0 million.

The Company's previous report on Form 8-K, dated March 27, 1998, provided specific information related to 8 properties that were acquired by the Company during 1998. These properties were acquired for approximately $91.2 million, of which $58.1 was satisfied through borrowings, $4 million through the issuance of Operating Partnership Units and the remainder in cash. Consequently, this report has been filed for the purpose of providing certain historical financial information relating to one additional property the Company acquired and pro forma financial information for the Property Acquisitions. Specific information with respect to the four additional Property Acquisitions is as follows:

On June 19, 1998, the Company acquired a 432,000 square foot distribution facility in Lancaster, California (the "Lancaster Property") for approximately $15 million, of which approximately $1.8 million was in the form of Operating Partnership Units. The Lancaster Property was recently developed and is net leased to Michaels Stores Inc. for 15 years with an average annual net rent of $1.43 million.

On July 2, 1998, the Company acquired a 179,300 square foot office building in Florence, South Carolina (the "Florence Property") for approximately $15 million. The Florence Property was the Company's first build-to-suit project and is net leased to Fleet Mortgage Group for 10 years with an average annual net rent of approximately $1.65 million.

On July 24, 1998, the Company acquired a 184,000 square foot manufacturing and distribution facility in Auburn Hills, Michigan (the "Auburn Hills Property") for approximately $13.8 million. The Auburn Hills Property is another build-to-suit project and is net leased to GM Inland Seat for 8 years with an average annual net rent of approximately $1.4 million.

Effective August 27, 1998, the Company completed an agreement with the general partners and a majority of the limited partners of an affiliated partnership to acquire a 1.7 million square foot distribution facility in Warren, Ohio (the "Warren Property") for approximately $63.9 million of which approximately $18.85 million is in the form of Operating Partnership Units, approximately $42.2 million in assumed mortgage debt and approximately $2.85 million in cash. Two of the general partners are the Co-Chief Executive Officers of the Company. As part of this transaction they received approximately $6 million in Operating Partnership Units in exchange for their partnership interests, management contract and a beneficial interest in a deferred installment obligation. The mortgage debt matures in September 2007, and provides for semi-annual principal and interest payments of $3,080,000. The Warren Property is leased to and occupied by K-Mart Corporation under a net lease which expires on September 30, 2007. The average annual net rent under the K-Mart Corporation lease is $8.9 million. As part of the transaction the Company purchased an existing primary lease encumbering the Property.

The Company partially funded the purchases of the Lancaster Property, the Florence Property and the Auburn Hills Property through aggregate draws on short-term credit facilities of approximately $42.0 million. These borrowings bear interest at 137.5 basis points over LIBOR which approximates 7.0% per annum.

The annualized Funds From Operations ("FFO") generated by the Property Acquisitions equates to an aggregate annualized yield of approximately 11.1% on the Company's total unleveraged investment in such properties.

Item 7.  Financial Statements, Pro Forma Information and Exhibits.

         [a]  [b] Financial Statements and Pro Forma Financial Information

                  The financial statements and pro forma financial information filed herewith is as follows:

                  Independent Auditors' Report.

                  Historical Summary of Revenue and Certain Operating Expenses for the Years Ended December 31, 1997, 1996 and 1995 of the Warren Property.

                  Notes to Historical Summary of Revenue and Certain Operating Expenses for the Years Ended December 31, 1997, 1996 and 1995 of the Warren Property.

                  Estimates of Taxable Operating Results and Funds from Operations of the Warren Property.

                  Notes to Estimates of Taxable Operating Results and Funds from Operations of the Warren Property.

                  Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1998.

                  Pro Forma Condensed Consolidated Statements of Income for the Year Ended December 31, 1997 and the Six Months Ended June 30, 1998.

                  Notes to Pro Forma Condensed Consolidated Financial
                  Statements.

         [c]      Exhibits

                  * 23.1 Consent of KPMG Peat Marwick LLP


----------
* Filed herewith

                          INDEPENDENT AUDITORS' REPORT


To the Board of Trustees and Shareholders of Lexington Corporate Properties Trust

We have audited the accompanying Historical Summary of Revenue and Certain Operating Expenses of the Warren Property, as defined in the accompanying Note 1, for the years ended December 31, 1997, 1996 and 1995. This historical summary is the responsibility of the management of the Lexington Corporate Properties Trust. Our responsibility is to express an opinion on the historical summary based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Historical Summary of Revenue and Certain Operating Expenses of the Warren Property has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in
Note 2, and is not intended to be a complete presentation of the revenue and expenses of the Warren Property.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the revenue and certain operating expenses, as described in
Note 2, of the Warren Property for the years ended December 31, 1997, 1996 and 1995 in conformity with generally accepted accounting principles.



New York, New York                               KPMG Peat Marwick LLP
August 31, 1998

                      Lexington Corporate Properties Trust

                          Historical Summary of Revenue
                         And Certain Operating Expenses
                             of the Warren Property
              For the Years Ended December 31, 1997, 1996 and 1995
                             (dollars in thousands)


                                               1997             1996           1995
                                               ----             ----           ----
Rental revenues                            $  5,632         $  5,632       $   5,632

Certain operating expenses:

      Interest expense                        3,107            3,415           3,740
                                              -----            -----           -----

Excess of revenues over certain
     operating expenses                    $  2,525         $  2,217       $   1,892
                                              =====            =====           =====


The accompanying notes are an integral part of this historical summary.

                      Lexington Corporate Properties Trust

                           Notes to Historical Summary
                   of Revenues And Certain Operating Expenses
                             of the Warren Property

1.    Property

The Historical Summary of Revenue and Certain Operating Expenses relates to the operations of a property the Company acquired (the "Warren Property"), while under ownership previous to Lexington Corporate Properties Trust (the "Company").

Effective August 27, 1998, the Company completed an agreement with the general partners and a majority of the limited partners of the partnership which owned the Warren Property to acquire the 1.7 million square foot distribution facility in Warren, Ohio. Two of the general partners of the partnership are the Co-Chief Executive Officers of the Company. As part of this transaction, they received approximately $6 million in Operating Partnership Units in exchange for their partnership interests, management contract and beneficial interest in a deferred installment obligation. For each of the years in the three year period ended December 31, 1997, the Property was net leased to K Distribution Properties Inc, (which subleased the property to K-Mart Corporation) under a lease which expired on September 30, 2012 and had 5 five year tenant renewal options. The sublease has a basic term which expires on September 30, 2007 and has 10 five year renewal options. This Historical Summary reflects revenues under the primary lease.

The purchase price is approximately $63.9 million including the assumption of $42.2 million in mortgage debt with an ascribed interest rate of 7%, the issuance of $18.85 million in Operating Partnership Units and $2.85 million in cash. The debt, which matures in September 2007, provides for semi-annual principal and interest payments of $3,080,000. As part of the transaction the Company purchased for $2.8 million the K Distribution Properties Inc.
primary lease and a purchase money note.

2.     Basis of Presentation

The Historical Summary has been prepared on the accrual method of accounting. In accordance with the regulations of the Securities and Exchange Commission, certain debt interest, depreciation and general and administrative expenses have been excluded from certain operating expenses, as such costs are dependent upon a particular owner, purchase price or other financial agreement.

3.     Revenue Recognition

Minimum revenues from rental property are recognized on a straight-line basis over the terms of the related leases.

The future minimum revenue under the terms of the noncancellable tenant lease is approximately as follows (in $000's):

                 1998                                    $   8,395
                 1999                                        8,395
                 2000                                        8,395
                 2001                                        8,395
                 2002                                        8,617
                 Thereafter                                 64,933
                                                         ---------
                                                         $ 107,130
                                                         =========

                      Lexington Corporate Properties Trust

                           Notes to Historical Summary
                   of Revenues And Certain Operating Expenses
                             of the Warren Property



The future minimum revenue under the terms of the noncancellable tenant sublease is approximately as follows (in 000's):

                1998                                  $  8,409
                1999                                     8,409
                2000                                     8,409
                2001                                     8,409
                2002                                     8,646
                Thereafter                              44,457
                                                      --------
                                                      $ 86,739
                                                      ========

                      Lexington Corporate Properties Trust

                   Estimates of Taxable Operating Results and
                              Funds From Operations
                                       of
                               The Warren Property
                      (Unaudited and dollars in thousands)


The following statement represents estimates of taxable operating results and funds from operations of the Warren Property based on the rent to be received by the Company in the first year under the net lease with K-Mart Corporation. These estimated results do not purport to represent results of operations for the Warren Property in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith. Since the Company has qualified as a real estate investment trust it generally is not subject to Federal income taxes on the portion of its taxable income it distributes to its shareholders. In addition, management is not aware of any material supportable facts that would cause these estimates to be misleading.

Estimated Taxable Operating Results:
        Cash rent under net lease                         $ 8,409
        Less: Interest expense                              2,816
                                                          -------
              Estimated taxable operating results         $ 5,593
                                                          =======

Estimated Funds from Operations:
        Estimated taxable operating results               $ 5,593
        Add:  Incremental straight line rent                  501
                                                          -------
              Estimated funds from operations             $ 6,094
                                                          =======

                      Lexington Corporate Properties Trust

                 Notes to Estimates of Taxable Operating Results
                            and Funds From Operations
                                       Of
                               The Warren Property
                                   (Unaudited)


1.    Basis of Presentation

Cash rent under net lease represents the rental payments the Company is expected to receive during the first year of the K-Mart Corporation lease.

Interest expense represents the tax deductible interest that will be incurred under the mortgage debt assumed relating to the purchase of the Warren Property. This interest expense approximates the interest expense recognized in accordance with generally accepted accounting principles.

Incremental straight line rent represents the additional straight line rental revenue expected to be recognized in accordance with generally accepted accounting principles.

The accompanying statement does not include depreciation expense since the real estate is fully depreciated for tax purposes as of December 31, 1997.

No income taxes have been provided because the Company is organized and operates in such a manner so as to qualify as a Real Estate Investment Trust under the provisions of the Internal Revenue Code ("Code"). Accordingly, the Company generally will not pay Federal income tax provided that distributions to its shareholders equal at least the amount of its real estate investment trust taxable income as defined under the Code.

2.    Acquisition Considerations

In assessing property acquisitions, the Company's management considers the (i) credit worthiness of the tenant, (ii) remaining lease term, including scheduled rent increases, (iii) local economic markets and (iv) physical condition and configuration of the property.

                      Lexington Corporate Properties Trust

     Pro Forma Condensed Consolidated Balance Sheet and Statements of Income


The accompanying Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1998 gives effect to the purchase of the Auburn Hills Property and the Warren Property as if these properties had been acquired as of June 30, 1998. The funding for the Florence Property was made on June 30, 1998 and accordingly has been reflected as real estate and mortgages payable in the June 30, 1998 historical balance sheet.

The accompanying Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 1997 and the six months ended June 30, 1998 assume that the Property Acquisitions and all 1997 acquisitions had occurred as of January 1, 1997. The pro forma information is based on the historical financial statements of the Company after giving effect to the acquisition of these properties.

The Pro Forma Condensed Consolidated Balance Sheet and the Statements of Income have been prepared by the management of the Company. These pro forma statements may not be indicative of the results that would have actually occurred if the Property Acquisitions had been in effect on the dates indicated. Also, they may not be indicative of the results that may be achieved in the future. The Pro Forma Condensed Consolidated Balance Sheet and Statements of Income should be read in conjunction with the Company's audited financial statements as of December 31, 1997 and for the year then ended (which are contained in the Company's Form 10-K for the year ended December 31, 1997), and the unaudited condensed consolidated financial statements as of June 30, 1998 and for the six months then ended (which are contained in the Company's Form 10-Q for the period ended June 30, 1998) and the accompanying notes thereto.

                      Lexington Corporate Properties Trust
                 Pro Forma Condensed Consolidated Balance Sheet
                                  June 30, 1998
          (Unaudited and in thousands, except share and per share data)


                                                                             Pro Forma
                                                             Historical      Adjustments      Pro Forma
                                                             ----------      -----------      ---------

                     ASSETS:
Real estate, net                                              $528,045       $  77,700        $605,745
Property held for sale                                           2,937                           2,937
Cash and cash equivalents                                        3,646          (2,850)            796
Restricted cash                                                  4,735                           4,735
Escrow deposits                                                    276                             276
Other assets, net                                               17,789              --          17,789
                                                              --------       ---------        --------
                                                              $557,428       $  74,850        $632,278
                                                              ========       =========        ========

       LIABILITIES AND SHAREHOLDERS' EQUITY:

Mortgage notes payable, including accrued interest            $286,323       $  56,000        $342,323
Subordinated notes payable, including accrued interest           1,973                           1,973
Origination fees payable                                         4,639                           4,639
Accounts payable and other liabilities                           3,160              --           3,160
                                                              --------       ---------        --------
                                                               296,095          56,000         352,095
Minority interests                                              51,976          18,850          70,826
                                                              --------       ---------        --------
                                                               348,071          74,850         422,921
                                                              --------       ---------        --------

Preferred shares, par value $0.0001 per share;
     authorized 10,000,000 shares. Class A Senior
     Cumulative Convertible Preferred, liquidation
     preference $25,000; 2,000,000 shares issued
     and outstanding                                            24,369             -            24,369
                                                              --------       ---------        --------

Shareholders' equity                                           184,988             -           184,988
                                                              --------       ---------        --------
                                                              $557,428       $  74,850        $632,278
                                                              ========       =========        ========

                      Lexington Corporate Properties Trust
             Notes to Pro Forma Condensed Consolidated Balance Sheet
                                   (Unaudited)

1.    Pro Forma Adjustments

      The adjustment to real estate, net reflects the purchase price of the Auburn Hills Property and the Warren Property.

      The adjustment to cash and cash equivalents reflects the use of cash in partial settlement for the purchase of one of the Property Acquisitions.

      The adjustment to mortgage notes payable reflects the additional borrowings relating to the purchase of the Auburn Hills Property and the Warren Property.

      The adjustment to minority interests reflects the value of the additional operating partnership units issued in connection with the purchase of one Property.

                      Lexington Corporate Properties Trust
              Pro Forma Condensed Consolidated Statement of Income
                      For the Year Ended December 31, 1997
               (Unaudited and in thousands, except per share data)


                                                                          Pro Forma
                                                             Historical   Adjustments    Pro Forma
                                                             ----------   -----------    ---------
Revenues:
     Rental                                                   $42,493       $35,555       $78,048
     Interest and other                                         1,076            --         1,076
                                                              -------       -------       -------
                                                               43,569        35,555        79,124
                                                              -------       -------       -------

Expenses:
     Interest expense                                          16,644        16,922        33,566
     Depreciation and amortization of real estate              10,608         7,881        18,489
     Other                                                      5,610            --         5,610
                                                              -------       -------       -------
                                                               32,862        24,803        57,665
                                                              -------       -------       -------

Income before gain on sale of properties, minority
     interests and extraordinary item                          10,707        10,752        21,459
Gain on sale of property                                        3,517            --         3,517
                                                              -------       -------       -------
Income before minority interests and extraordinary item        14,224        10,752        24,976
Minority interests                                              2,442         3,321         5,763
                                                              -------       -------       -------
Income before extraordinary item                               11,782         7,431        19,213
Extraordinary item - loss on extinguishment of debt             3,189            --         3,189
                                                              -------       -------       -------
        Net income                                            $ 8,593       $ 7,431       $16,024
                                                              =======       =======       =======

Income per common share - basic:
Income before extraordinary item                              $  0.61                     $  1.13
Net income                                                    $  0.33                     $  0.88

Income per common share - diluted:
Income before extraordinary item                              $  0.59                     $  0.99
Net income                                                    $  0.32                     $  0.83

                      Lexington Corporate Properties Trust
              Pro Forma Condensed Consolidated Statement of Income
                     For the six months ended June 30, 1998
               (Unaudited and in thousands, except per share data)


                                                                                    Pro Forma
                                                                     Historical     Adjustments     Pro Forma
                                                                     ----------     -----------     ---------
Revenues:
     Rental                                                           $ 27,455       $  9,463       $ 36,918
     Interest and other                                                  1,519           (183)         1,336
                                                                      --------        -------       --------
                                                                        28,974          9,280         38,254
                                                                      --------        -------       --------

Expenses:
     Interest expense                                                   10,016          4,253         14,269
     Depreciation and amortization of real estate                        6,682          2,072          8,754
     Other                                                               3,018             --          3,018
                                                                      --------        -------       --------
                                                                        19,716          6,325         26,041
                                                                      --------        -------       --------

     Income before minority interests                                    9,258          2,955         12,213

     Minority interests                                                  1,759          1,092          2,851
                                                                      --------        -------       --------



Net income                                                            $  7,499       $  1,863       $  9,362
                                                                      ========       ========       ========

Net income per common share:
     Basic                                                            $   0.38                      $   0.49
     Diluted                                                          $   0.37                      $   0.48

                      Lexington Corporate Properties Trust
         Notes to Pro Forma Condensed Consolidated Statements of Income
                                   (Unaudited)


1.    Pro Forma Adjustments

      The adjustment to rental revenues relates to the establishment of a new measurement date for straight lining tenant rents resulting from the property acquisitions.

      The adjustment to interest and other relates to the elimination of interest earned on funds assumed to have been expended as of January 1, 1997 for property acquisitions.

      The adjustment to interest expense relates to the additional borrowings related to the acquisition of the properties.

      The adjustment to depreciation was based upon an estimated useful life of 40 years for the building and 10 years for building improvements using the straight-line method.

      The adjustment to minority interest reflects operating partnership unitholder's proportionate interest in pro forma adjustments.

                                  SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         Lexington Corporate Properties Trust
                                         Registrant

September 11, 1998                       By:  /s/ Patrick Carroll
                                              --------------------------------
                                              Patrick Carroll
                                              Chief Financial Officer

                                EXHIBIT INDEX


Exhibit No.                   Description
-----------         --------------------------------
 * 23.1             Consent of KPMG Peat Marwick LLP


----------
* Filed herewith